EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

692567 Ontario Limited	Ontario
757UA, Inc.	Delaware
767ER, Inc.	Delaware
AeroSpace Employees’ Superannuation Fund Pty Ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Aileron Inc.	Delaware
Akash, Inc.	Delaware
Aldford-1 Corporation	Delaware
Alteon Training Asia LLC	Korea, Republic of
Alteon Training Australia Pty Ltd	Australia
Alteon Training Holding UK Limited	United Kingdom
Alteon Training International SARL	France
Alteon Training International Spain, S.L.	Spain
Alteon Training L.L.C.	Delaware
Alteon Training Leasing Corp.	Delaware
Alteon Training Mexico, S.A. de C.V.	Mexico
Alteon Training Services, Inc.	Delaware
Alteon Training Singapore PTE Ltd	Singapore
Alteon Training UK Limited	United Kingdom
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Services Norway AS	Norway
Autometric, Inc.	Maryland
Autonetics, Inc.	Delaware
Autonomous Underwater Ventures, LLC	Delaware
Aviall, Inc.	Delaware
Aviall Services, Inc.	Delaware
Aviall Product Repair	Delaware
Aviall (UK) Limited	England
Aviall Foreign Sales Corporation	Barbados
Aviall Asia Limited	Hong Kong
Aviall Airstocks Limited	Hong Kong
Aviall (Canada) Ltd.	Ontario
Aviall de Mexico, S.A. de C.V.	Mexico
Aviall Australia Pty Ltd	Australia
Aviall New Zealand	New Zealand
Aviall Japan Limited	Japan
Bahasa Aircraft Corporation	Delaware
BCC (Aircraft Acquisitions) Limited	United Kingdom
BCC Aruba Leasing A.V.V.	Netherlands Antilles
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands, U.S.
BCC Bucuti Leasing A.V.V.	Netherlands Antilles
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands, U.S.
BCC Cascades Corporation	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands, U.S.
BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Dublin Leasing	Ireland
BCC Equipment Funding LLC	Delaware
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	Cayman Islands
BCC Hamilton	Bermuda
BCC Lindbergh Bay Company	Delaware
BCC Mafolie Hill Company	Delaware
BCC Magens Bay Company	Delaware
BCC Mahogany Company	Delaware
BCC Red Hook Company	Delaware
BCC Riverside Corporation	Delaware
BCC Shannon Leasing	Ireland
BCC St. George Leasing Limited	Bermuda
Beaufoy-1 Corporation	Delaware
BNA International Systems, Inc.	Delaware
BNA Operations International, Inc.	Delaware
BNJ Company LLC	Delaware
BNJ Net Jets, Inc.	Delaware
BNJ Sales Company L.L.C.	Delaware
BNJ, Inc.	Delaware
Boeing - Corinth Co.	Delaware
Boeing - Irving Co.	Delaware
Boeing (Asia) Investment Limited, a Hong Kong company	Hong Kong
Boeing (Asia) Services Investment Limited, a Hong Kong company	Hong Kong
Boeing (China) Co., Ltd.	China
Boeing (Gibraltar) Limited	Gibraltar
Boeing (Gibraltar) Holdings Limited	Gibraltar
Boeing Aerospace - TAMS, Inc.	Delaware
Boeing Aerospace - U.K., Ltd.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Australia Pty. Ltd.	Delaware
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations - International, Inc.	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerospace Poland sp. z o.o.	Poland
Boeing Aerospace Switzerland, Inc.	Delaware
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Australia Commercial Aviation Services Pty Ltd	Australia

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Australia Holdings Proprietary Limited	Australia
Boeing Australia Limited	Australia
Boeing Brasil Servicos Technicos Aeronauticos Ltda	Brazil
Boeing Business Services Company	Delaware
Boeing Canada Holding Ltd.	Alberta
Boeing Capital Corporation	Delaware
Boeing Capital Equipment Funding LLC	Delaware
Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing Capital Services Corporation	Delaware
Boeing Capital Washington Corporation	Delaware
Boeing CAS GmbH	Germany
Boeing CAS GmbH & Co Holding KG	Germany
Boeing Ceská s.r.o.	Czech Republic
Boeing China, Inc.	Delaware
Boeing Commercial Information and Communication Company	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Enterprises Australia, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Finland Oy	Finland
Boeing Global Holdings Corporation	Delaware
Boeing Global Sales Corporation	Delaware
Boeing Global Services, Inc.	Delaware
Boeing Group United Kingdom Limited	United Kingdom
Boeing Hornet Enterprises, Inc.	Delaware
Boeing International B.V.	Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Corporation India Private Limited	India
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Overhaul & Repair Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing Investment Company, Inc.	Delaware
Boeing Launch Services, Inc.	Delaware
Boeing Leasing Company	Delaware
Boeing Logistics Spares, Inc.	Delaware
Boeing LTS, Inc.	Delaware
Boeing Management Company	Delaware
Boeing Middle East Limited	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Netherlands Leasing, B.V.	Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing North American Space Operations Company	Delaware
Boeing Norwegian Holdings AS	Norway
Boeing of Canada Ltd.	Delaware
Boeing Offset Company Inc.	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Pharmacy, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Realty Corporation	California
Boeing Research & Technology Europe, S.L.	Spain
Boeing Russia, Inc.	Delaware
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Space Operations Company	Delaware
Boeing Spain, Ltd.	Delaware
Boeing Stellar Holdings B.V.	Netherlands
Boeing Stores, Inc.	Delaware
Boeing Superannuation Pty. Ltd.	Australia
Boeing Support Services, Inc.	Delaware
Boeing Technology International, Inc.	Washington
Boeing Travel Management Company	Delaware
Boeing United Kingdom Limited	United Kingdom
Boeing Worldwide Holdings B.V.	Netherlands
Boeing Worldwide Operations Limited	Bermuda
Boeing-SVS, Inc.	Nevada
CAG, Inc.	Oregon
Canard Holdings, Inc.	Delaware
CBSA Leasing II, Inc.	Delaware
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware
Connexion by Boeing Eastern Europe Limited Liability Company	Russian Federation
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing Of Canada Company	Canada
Conquest, Inc.	Maryland
Continental DataGraphics Limited	United Kingdom
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd.	Bermuda
Delmar Photographic & Printing Company	North Carolina

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands, U.S.
Douglas Federal Leasing Limited	Virgin Islands, U.S.
Douglas Leasing Inc.	Delaware
Douglas Realty Company, Inc.	California
DP Properties, L. P.	Delaware
Falcon II Leasing Limited	Virgin Islands, U.S.
Falcon Leasing Limited	Virgin Islands, U.S.
Fine Chemicals Offset Limited	British Virgin Islands
Frontier Systems, Inc.	California
FSBTI Argentina S.R.L.	Argentina
Gaucho-1 Inc.	Delaware
Gaucho-2 Inc.	Delaware
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
Hawker de Havilland Aerospace Pty Limited	Australia
Hawker de Havilland Components Pty Limited	New South Wales
Hawker de Havilland Equipment Pty Limited	Western Australia
Hawker de Havilland Holdings Pty Limited	New South Wales
Hawker de Havilland Inc.	California
Hawker de Havilland Pty Ltd	New South Wales
Hawker de Havilland Victoria Pty Limited	Victoria
ILS eBusiness, Inc.	Delaware
Intellibus Network Solutions, Inc.	Delaware
Inventory Locator Service, LLC	Delaware
Inventory Locator Service-UK Inc.	Delaware
Jeppesen Asia/Pacific Pte. Ltd.	Singapore
Jeppesen Optimization Solutions Australia Pty. Ltd.	Australia
Jeppesen Optimization Solutions, Australia Holding Pty. Ltd.	Australia
Jeppesen (Canada) Ltd.	Canada
Jeppesen Consulting AB	Denmark
Jeppesen DataPlan, Inc.	Delaware
Jeppesen GmbH	Germany
Jeppesen Marine, Inc.	Delaware
Jeppesen Optimization Solutions, Inc.	Delaware
Jeppesen Optimization Solutions UK Limited	United Kingdom
Jeppesen Sanderson, Inc.	Delaware
Jeppesen Optimization AB	Sweden
Jeppesen U.K. Limited	United Kingdom
Kunming FlightSafety Boeing Training Company, Ltd.	China
Kuta-One Aircraft Corporation, Limited	Delaware
Kuta-Two Aircraft Corporation	Delaware
Longacres Park, Inc.	Washington
Longbow Golf Club Corporation	Delaware
McDonnell Douglas Aircraft Finance Corporation	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

McDonnell Douglas Arabia, Limited	Saudi Arabia
McDonnell Douglas Corporation	Maryland
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc.	Delaware
McDonnell Douglas Finance Corporation - Federal Leasing Limited	Virgin Islands, U.S.
McDonnell Douglas Foreign Sales Corporation	Virgin Islands, U.S.
McDonnell Douglas Helicopter Company	Delaware
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Middle East, Ltd.	Delaware
McDonnell Douglas Overseas Finance Corporation	Delaware
McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Truck Services, Inc.	Delaware
MD Indonesia Limited	Virgin Islands, U.S.
MDAFC - Nashville Company	Delaware
MD-Air Leasing Limited	Virgin Islands, U.S.
MDFC - Aircraft Leasing Company	Delaware
MDFC - Aircraft Leasing Limited	Virgin Islands, U.S.
MDFC - Carson Company	Delaware
MDFC - Carson Limited	Virgin Islands, U.S.
MDFC - Express Leasing Company	Delaware
MDFC - Express Leasing Limited	Virgin Islands, U.S.
MDFC - Knoxville Company	Delaware
MDFC - Knoxville Limited	Virgin Islands, U.S.
MDFC - Lakewood Company	Delaware
MDFC - Memphis Company	Delaware
MDFC - Memphis Limited	Virgin Islands, U.S.
MDFC - Reno Company	Delaware
MDFC - Sierra Company	Delaware
MDFC - Spring Limited	Virgin Islands, U.S.
MDFC - Tahoe Company	Delaware
MDFC Spring Company	Delaware
MD-Federal Holding Company	Delaware
Montana Aviation Research Company	Delaware
ORCAS Leasing B.V.	Netherlands
Pacific Business Enterprises, Inc.	Delaware
PK DataGraphics GmbH	Germany
PKI Verwaltungs GmbH	Germany
Preston Aviation Solutions Inc.	Virginia
Preston Aviation Solutions Limited	United Kingdom
Preston Aviation Solutions Pty Ltd	Australia
Processing Properties, Inc.	Delaware
Raven Leasing, Inc.	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

RGL-1 Corporation	Delaware
RGL-2 Corporation	Delaware
RGL-3 Corporation	Delaware
RGL-4 Corporation	Delaware
RGL-5 Corporation	Delaware
RGL-6 Corporation	Delaware
Rocketdyne, Inc.	Delaware
SBS International of New York, Inc.	New York
Spectrolab, Inc.	California
Sunshine Leasing Company-1	Delaware
Taiko Leasing, Inc.	Delaware
Team Apache Systems, LLC	Delaware
Thayer Leasing Company-1	Delaware
Wingspan, Inc.	Delaware
Yunnan FSB Advanced Flight Training, LLC	China

Total Number of Subsidiaries: 283